PRUDENTIAL PREMIER® ADVISORSM VARIABLE ANNUITIES
(Offering Highest Daily Lifetime Income v3.0)
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated February 7, 2019
to Prospectuses dated April 30, 2018

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

This Supplement contains information about annualized insurance fees and charges for the Prudential Premier® AdvisorSM Variable Annuities. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

In the “Summary of Contract Fees and Charges” section of the Prospectus, the following “Annualized Insurance Fees and Charges” are added:

For Contracts issued on or after February 25, 2019, “Annualized Insurance Fees and Charges” are as follows:

ANNUALIZED INSURANCE FEES AND CHARGES (assessed daily as a percentage of the net assets of the Sub-accounts)
Mortality & Expense Risk Charge	0.20%
Administration Charge	0.15%
Total Annualized Insurance Fees and Charges[3,4]	0.35%

3	The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge.

4
For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality & Expense Risk Charge and Administration Charge do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

In the “Expense Examples” section of the Pruco Life Insurance Company Prospectus the following Expense Examples are added:

For Contracts issued on or after February 25, 2019, Expense Examples are provided as follows:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$750	$2,245	$3,732	$7,420	$325	$1,013	$1,756	$3,891
If you annuitize your annuity at the end of the applicable time period: [1]	$750	$2,245	$3,732	$7,420	$325	$1,013	$1,756	$3,891
If you do not surrender your annuity:	$750	$2,245	$3,732	$7,420	$325	$1,013	$1,756	$3,891
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

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In the “Expense Examples” section of the Pruco Life Insurance Company of New Jersey Prospectus (for contracts issued in New York) the following Expense Examples are added:

For Contracts issued on or after February 25, 2019, Expense Examples are provided as follows:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$730	$2,188	$3,642	$7,264	$305	$953	$1,658	$3,698
If you annuitize your annuity at the end of the applicable time period: [1]	$730	$2,188	$3,642	$7,264	$305	$953	$1,658	$3,698
If you do not surrender your annuity:	$730	$2,188	$3,642	$7,264	$305	$953	$1,658	$3,698

1 Your ability to annuitize in the first Annuity Year may be limited.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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